UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08673

BNY Mellon Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through December 31, 2021, as provided by portfolio managers Peter D. Goslin, CFA and Adam T. Logan, CFA of Newton Investment Management North America, LLC, sub-investment adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2021, BNY Mellon Investment Portfolios, MidCap Stock Portfolio’s (the “fund”) Initial shares produced a total return of 25.89%, and its Service shares produced a total return of 25.56.1 In comparison, the fund’s benchmark, the S&P MidCap 400® Index (the “Index”), produced a total return of 24.76% for the same period.2

Mid-cap stocks produced strongly positive returns bolstered by accommodative monetary and fiscal stimulus and strong economic growth as the economy began to rebound from pandemic-related restrictions. The fund outperformed the Index, largely due to the effectiveness of the fund’s value and quality factors in identifying stocks favored by the market.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded, common stocks of medium-sized, domestic companies in the aggregate, as represented by the Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of mid-cap companies.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines quantitative-modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the Index is a primary goal of the investment process.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings-quality measures.

Next, the fund’s portfolio managers construct the portfolio through a risk-controlled process, focusing on stock selection, as opposed to making proactive decisions as to industry and sector exposure. The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the fund’s benchmark. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Equities Advance Despite Pandemic-Related Challenges

After a sharp recovery from COVID-19-related losses in 2020, U.S. equities made further headway in 2021. Although fresh lockdowns were enforced in some locations, the accelerating rollout of COVID-19 vaccination programs bolstered investors’ risk appetite. By contrast, the impact of monetary accommodation, which provided critical support for

2

financial asset prices, proved more complex. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus provided earlier in the pandemic. This contributed to a sharp rise in government bond yields early in 2021, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program.

U.S. equities continued to advance during the second half of the period, albeit at a slower pace, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs could be paving the way for a full reopening of economies. However, headwinds emerged as the widening scope of regulatory intervention within China unnerved investors, as did debt-related problems in the Chinese real estate industry that threatened a broader crisis in the property and financial sectors. Globally, higher energy prices, goods shortages and wage-inflation numbers led to the suggestion that monetary stimulus could be ‘tapered’ and interest rates moved higher. Nevertheless, U.S. equities continued on an upward trajectory, taking the prospect of monetary policy tightening and the lack of legislative progress for President Biden’s ‘Build Back Better’ bill in their stride. Markets dipped in early December, when the new, highly transmissible COVID-19 Omicron variant was detected in the United States. Risk assets also reacted negatively to incrementally more hawkish rhetoric regarding the tapering of the U.S. Federal Reserve’s (the “Fed”) asset-purchase program that emerged from the Fed’s December meeting. While large-cap stocks recovered into the end of the year, mid-cap stocks continue to trade off their previous highs.

Value and Quality Factors Outperform

The fund’s performance compared to the Index benefited from the effectiveness of valuation and earnings-quality factors in identifying strong-performing stocks. While the fund’s systematic stock selection approach is based on rankings of valuation, momentum, sentiment and earnings-quality measures rather than focusing on industry or sector exposure, some industries and sectors contributed more to outperformance than others. During the review period, the energy and health care sectors proved most accretive to the fund’s relative performance. As the fund invests in a large number of stocks, the performance of any individual holdings had minimal impact on overall fund performance. Nevertheless, top-performing holdings included health care and information technology- solutions provider Cerner, which was acquired during the period at a premium to its pre-acquisition stock price, and independent oil and gas exploration and production companies Marathon Oil and Murphy Oil, which benefited from rising commodity prices and strong demand.

Conversely, investors failed to reward the growth, momentum and dividend-yield factors employed by the fund. Underperforming sectors included financials and utilities. Notably weak individual contributors to relative performance included Texas-based insurance company Globe Life, which suffered from the impact of the COVID-19 pandemic, and natural gas utility ONE Gas.

Maintaining a Diversified Portfolio and Consistent Investment Approach

With the economy continuing to recover from the effects of COVID-19, despite the pandemic’s lingering impact, we expect to see further economic growth ahead, albeit at a

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

somewhat slower pace than in 2021. At the same time, equity markets are likely to face headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures, driven by strong demand and supply-chain disruptions, have increased the possibility that the Fed may soon taper its asset-buying program and eventually begin to raise interest rates, removing some support for equity markets and signaling a phase of slower economic growth. While inflationary pressures may moderate somewhat as the supply chain untangles, tight labor market conditions currently show no signs of easing. On the other hand, rising interest rates are likely to continue to constrain fixed-income markets, leaving investors with few options as attractive as equities.

The fund’s investment strategy maintains an unwavering focus on our systematic approach to evaluating securities and building portfolios. This approach has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace. As of the end of the review period, the fund holds over 294 individual securities characterized by attractive valuations and improving fundamentals. Sector weightings remain close to those of the Index, with slightly overweight exposure to information technology, health care and communication services, and slightly underweight exposure to industrials, materials and consumer discretionary. As always, overweights and underweights are determined by our bottom-up, factor-driven stock selection process rather than top-down macroeconomic opinions. We continue to control risks relative to the Index from a sector and market capitalization standpoint, and believe the fund is well positioned to benefit from the prevailing market environment.

January 18, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Investment Portfolios, MidCap Stock Portfolio with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 investment made in each of the Initial shares and Service shares of BNY Mellon Investment Portfolios, MidCap Stock Portfolio on 12/31/11 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2021
	1 Year	5 Years	10 Years
Initial shares	25.89%	9.78%	12.54%
Service shares	25.56%	9.50%	12.25%
S&P MidCap 400® Index	24.76%	13.09%	14.20%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, MidCap Stock Portfolio from July 1, 2021 to December 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.32	$5.62
Ending value (after expenses)	$1,065.80	$1,063.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.23	$5.50
Ending value (after expenses)	$1,021.02	$1,019.76
†

Expenses are equal to the fund’s annualized expense ratio of .83% for Initial Shares and 1.08% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - 1.7%
Adient	8,590	[a]	411,289
Dana	5,965		136,121
Fox Factory Holding	2,670	[a]	454,167
Harley-Davidson	11,745		442,669
The Goodyear Tire & Rubber Company	43,940	[a]	936,801
Thor Industries	7,010		727,428
			3,108,475
Banks - 6.6%
Cathay General Bancorp	42,280		1,817,617
Essent Group	8,390		381,997
Fulton Financial	98,205		1,669,485
Hancock Whitney	23,625		1,181,722
International Bancshares	6,850		290,372
MGIC Investment	45,035		649,405
New York Community Bancorp	58,025		708,485
PacWest Bancorp	15,120		682,970
Sterling Bancorp	36,320		936,693
UMB Financial	15,990		1,696,699
United Bankshares	26,170		949,448
Washington Federal	25,850		862,873
Webster Financial	4,285		239,274
			12,067,040
Capital Goods - 12.7%
A.O. Smith	6,335		543,860
Acuity Brands	4,365		924,158
AECOM	11,100		858,585
AGCO	8,005		928,740
Allegion	2,460		325,802
Allison Transmission Holdings	10,245		372,406
Armstrong World Industries	5,365		622,984
Axon Enterprise	1,655	[a]	259,835
Builders FirstSource	12,515	[a]	1,072,661
Carlisle	1,645		408,157
Crane	8,595		874,369
Curtiss-Wright	5,020		696,123
Donaldson	22,400		1,327,424
EMCOR Group	12,745		1,623,586
Flowserve	23,090		706,554
Huntington Ingalls Industries	1,470		274,508
Kennametal	15,030		539,727
Lennox International	4,695		1,522,870

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Capital Goods - 12.7% (continued)
Lincoln Electric Holdings	4,380		610,879
MasTec	8,235	[a]	759,926
nVent Electric	39,475		1,500,050
Oshkosh	1,430		161,175
Owens Corning	8,395		759,747
Pentair	5,940	[b]	433,798
Quanta Services	2,870		329,074
Sunrun	5,590	[a,b]	191,737
Terex	16,640		731,328
Textron	6,955		536,926
The Middleby	4,510	[a]	887,388
The Toro Company	10,060		1,005,094
Trex	2,490	[a]	336,225
Valmont Industries	1,000		250,500
Watsco	765		239,353
Woodward	3,505		383,657
			22,999,206
Commercial & Professional Services - 2.1%
ASGN	6,630	[a]	818,142
Clean Harbors	8,005	[a]	798,659
FTI Consulting	2,815	[a]	431,877
Insperity	2,090		246,850
Jacobs Engineering Group	1,220		169,861
ManpowerGroup	8,615		838,498
Science Applications International	1,610		134,580
The Brink's Company	4,680		306,868
			3,745,335
Consumer Durables & Apparel - 5.1%
Brunswick	7,695		775,117
Capri Holdings	13,455	[a]	873,364
Columbia Sportswear	3,170		308,885
Crocs	5,735	[a]	735,342
Deckers Outdoor	1,360	[a]	498,182
Mattel	36,290	[a]	782,412
Peloton Interactive, Cl. A	4,070	[a,b]	145,543
Polaris	3,850		423,153
PulteGroup	4,310		246,360
PVH	3,995		426,067
Tapestry	10,895		442,337
Tempur Sealy International	23,370		1,099,091
Toll Brothers	6,690		484,289
TopBuild	2,175	[a]	600,104
Tri Pointe Homes	25,270	[a]	704,780

8

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Consumer Durables & Apparel - 5.1% (continued)
Under Armour, Cl. A	8,360	[a]	177,148
YETI Holdings	6,600	[a]	546,678
			9,268,852
Consumer Services - 3.9%
Boyd Gaming	8,710	[a]	571,115
Chipotle Mexican Grill	380	[a]	664,335
Frontdoor	6,940	[a]	254,351
Graham Holdings, Cl. B	655		412,539
Grand Canyon Education	7,480	[a]	641,111
H&R Block	9,600		226,176
Jack in the Box	6,255		547,187
Marriott Vacations Worldwide	5,635		952,202
Planet Fitness, Cl. A	6,155	[a]	557,520
Scientific Games	5,730	[a]	382,936
Service Corp. International	11,030		783,020
The Wendy's Company	17,635		420,595
Wyndham Hotels & Resorts	8,170		732,440
			7,145,527
Diversified Financials - 3.0%
Affiliated Managers Group	5,175		851,339
Evercore, Cl. A	4,475		607,929
FactSet Research Systems	2,205		1,071,652
Federated Hermes	5,155		193,725
Janus Henderson Group	13,740		576,256
Jefferies Financial Group	20,930		812,084
OneMain Holdings	2,735		136,859
Stifel Financial	17,220		1,212,632
			5,462,476
Energy - 2.5%
Antero Midstream	23,400		226,512
ChampionX	13,520	[a]	273,239
Continental Resources	2,970	[b]	132,937
Equitrans Midstream	33,180		343,081
Hess	5,745		425,302
Marathon Oil	80,505		1,321,892
Murphy Oil	23,860		622,985
Occidental Petroleum	6,335		183,652
Targa Resources	18,825		983,418
			4,513,018
Food & Staples Retailing - 1.3%
BJ's Wholesale Club Holdings	12,835	[a]	859,560
Casey's General Stores	1,695		334,508
Sprouts Farmers Market	23,995	[a]	712,172

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Food & Staples Retailing - 1.3% (continued)
The Kroger Company	9,835		445,132
			2,351,372
Food, Beverage & Tobacco - 1.6%
Darling Ingredients	13,505	[a]	935,761
Flowers Foods	37,855		1,039,877
Sanderson Farms	2,525		482,477
The Hain Celestial Group	12,335	[a]	525,594
			2,983,709
Health Care Equipment & Services - 7.4%
Acadia Healthcare	12,040	[a]	730,828
Amedisys	4,030	[a]	652,376
Cerner	12,925		1,200,345
Chemed	2,985		1,579,184
Dentsply Sirona	7,915		441,578
Encompass Health	3,995		260,714
Envista Holdings	14,345	[a]	646,386
Globus Medical, Cl. A	4,660	[a]	336,452
HealthEquity	4,680	[a]	207,043
Henry Schein	1,265	[a]	98,075
ICU Medical	2,545	[a]	604,030
Integra LifeSciences Holdings	16,510	[a]	1,106,005
LivaNova	8,850	[a]	773,755
Molina Healthcare	4,685	[a]	1,490,205
NuVasive	4,765	[a]	250,067
Option Care Health	17,385	[a]	494,429
Patterson Companies	6,380		187,253
Progyny	3,145	[a]	158,351
Quidel	3,535	[a]	477,190
STAAR Surgical	6,250	[a]	570,625
Teladoc Health	2,320	[a]	213,022
Teleflex	530		174,094
Tenet Healthcare	9,795	[a]	800,153
			13,452,160
Household & Personal Products - .4%
Coty, Cl. A	37,405	[a]	392,753
Nu Skin Enterprises, Cl. A	5,205		264,154
			656,907
Insurance - 4.7%
Alleghany	1,395	[a]	931,288
American Financial Group	6,560		900,819
Cincinnati Financial	2,475		281,977
CNA Financial	6,080		268,006
First American Financial	11,660		912,162

10

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Insurance - 4.7% (continued)
Globe Life	7,605		712,741
Kinsale Capital Group	3,105		738,648
Mercury General	3,980		211,179
Primerica	8,090		1,239,954
RLI	5,010		561,621
Selective Insurance Group	10,910		893,965
The Hanover Insurance Group	6,475		848,613
			8,500,973
Materials - 5.4%
Alcoa	3,415		203,466
CF Industries Holdings	8,170		578,273
Cleveland-Cliffs	48,025	[a,b]	1,045,504
Commercial Metals	18,895		685,700
Eagle Materials	7,210		1,200,177
Element Solutions	7,995		194,119
Greif, Cl. A	5,035		303,963
Ingevity	11,650	[a]	835,305
Louisiana-Pacific	7,975		624,841
Minerals Technologies	12,140		888,041
Olin	11,330		651,702
Reliance Steel & Aluminum	6,165		1,000,086
The Chemours Company	17,810		597,704
The Mosaic Company	7,890		309,998
U.S. Steel	18,320		436,199
Westlake Chemical	3,260		316,644
			9,871,722
Media & Entertainment - 2.2%
Altice USA, Cl. A	7,405	[a]	119,813
Cable One	130		229,249
Fox, Cl. A	3,410		125,829
John Wiley & Sons, Cl. A	10,755		615,939
News Corporation, Cl. A	11,355		253,330
The Interpublic Group of Companies	17,725		663,801
The New York Times Company, Cl. A	20,580		994,014
World Wrestling Entertainment, Cl. A	7,170	[b]	353,768
Yelp	14,215	[a]	515,152
Ziff Davis	1,415	[a]	156,867
			4,027,762
Pharmaceuticals Biotechnology & Life Sciences - 3.4%
Bio-Techne	1,165		602,701
Bruker	7,895		662,469
Exelixis	8,835	[a]	161,504
Halozyme Therapeutics	9,450	[a]	379,985

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 3.4% (continued)
Jazz Pharmaceuticals	1,095	[a]	139,503
Medpace Holdings	2,380	[a]	517,983
Repligen	6,265	[a]	1,659,223
Royalty Pharma, CI. A	9,510		378,974
Seagen	2,630	[a]	406,598
Syneos Health	7,665	[a]	787,042
United Therapeutics	2,575	[a]	556,406
			6,252,388
Real Estate - 9.7%
AvalonBay Communities	1,160	[c]	293,004
Brixmor Property Group	24,630	[c]	625,848
Camden Property Trust	3,345	[c]	597,685
Corporate Office Properties Trust	30,905	[c]	864,413
Federal Realty Investment Trust	4,955	[c]	675,466
First Industrial Realty Trust	9,170	[c]	607,054
Highwoods Properties	16,695	[c]	744,430
Jones Lang LaSalle	3,015	[a]	812,060
Kilroy Realty	19,715	[c]	1,310,259
Kite Realty Group Trust	45,690	[c]	995,128
Lamar Advertising, Cl. A	9,350	[c]	1,134,155
Mid-America Apartment Communities	2,365	[c]	542,626
National Retail Properties	39,090	[c]	1,879,056
National Storage Affiliates Trust	15,945	[c]	1,103,394
Potlatchdeltic	2,640	[c]	158,981
PS Business Parks	9,550	[c]	1,758,823
Rayonier	13,825	[c]	557,977
Regency Centers	11,800	[c]	889,130
SL Green Realty	10,040	[b,c]	719,868
Spirit Realty Capital	13,150	[c]	633,698
Urban Edge Properties	36,560	[c]	694,640
			17,597,695
Retailing - 4.0%
American Eagle Outfitters	23,185	[b]	587,044
AutoNation	3,890	[a]	454,546
Dick's Sporting Goods	4,820	[b]	554,252
Five Below	5,230	[a]	1,082,035
Foot Locker	8,060		351,658
GameStop, Cl. A	4,170	[a,b]	618,786
Kohl's	16,585		819,133
Lithia Motors	1,940		576,083
Murphy USA	2,065		411,431
RH	730	[a]	391,236

12

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Retailing - 4.0% (continued)
Wayfair, Cl. A	1,950	[a,b]	370,442
Williams-Sonoma	6,710		1,134,862
			7,351,508
Semiconductors & Semiconductor Equipment - 4.5%
Allegro MicroSystems	10,885	[a]	393,819
Azenta	1,320		136,105
Cirrus Logic	4,110	[a]	378,202
CMC Materials	1,100		210,859
Entegris	2,205		305,569
First Solar	1,745	[a]	152,094
Lattice Semiconductor	13,635	[a]	1,050,713
MKS Instruments	7,480		1,302,792
ON Semiconductor	6,880	[a]	467,290
Qorvo	1,310	[a]	204,871
Semtech	10,200	[a]	907,086
Silicon Laboratories	1,085	[a]	223,966
SiTime	510	[a]	149,195
SunPower	10,370	[a,b]	216,422
Synaptics	3,345	[a]	968,411
Teradyne	3,885		635,314
Universal Display	2,480		409,274
			8,111,982
Software & Services - 6.2%
ACI Worldwide	29,570	[a]	1,026,079
Alliance Data Systems	6,770		450,679
Aspen Technology	1,675	[a]	254,935
Blackbaud	1,795	[a]	141,769
Concentrix	3,585		640,353
DocuSign	1,920	[a]	292,435
Dolby Laboratories, Cl. A	4,435		422,301
Euronet Worldwide	2,270	[a]	270,516
Fair Isaac	2,200	[a]	954,074
Genpact	11,485		609,624
HubSpot	1,165	[a]	767,910
Jack Henry & Associates	2,650		442,523
Manhattan Associates	3,785	[a]	588,530
Mimecast	5,325	[a]	423,710
NCR	18,610	[a]	748,122
Nuance Communications	10,930	[a]	604,648
Palo Alto Networks	1,525	[a]	849,059
PTC	1,790	[a]	216,859
Qualys	3,760	[a]	515,947
Splunk	2,920	[a]	337,902

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Software & Services - 6.2% (continued)
Teradata	12,675	[a]	538,307
The Western Union Company	11,405		203,465
			11,299,747
Technology Hardware & Equipment - 4.9%
Arrow Electronics	5,295	[a]	710,960
Avnet	18,600		766,878
Belden	7,240		475,885
CDW	2,430		497,615
Ciena	10,770	[a]	828,967
Cognex	13,695		1,064,923
Corning	11,800		439,314
II-VI	13,330	[a,b]	910,839
Jabil	4,300		302,505
Littelfuse	1,375		432,685
Lumentum Holdings	6,055	[a,b]	640,437
TD SYNNEX	2,280		260,741
Trimble	5,835	[a]	508,754
Ubiquiti	535	[b]	164,085
Vontier	14,945		459,260
Xerox Holdings	22,135		501,136
			8,964,984
Telecommunication Services - .3%
Iridium Communications	12,180	[a]	502,912
Transportation - 2.3%
Avis Budget Group	3,270	[a]	678,100
Kirby	18,235	[a]	1,083,524
Knight-Swift Transportation Holdings	9,030		550,288
Old Dominion Freight Line	1,705		611,038
Ryder System	3,050		251,412
Saia	2,820	[a]	950,425
			4,124,787
Utilities - 3.9%
ALLETE	21,760		1,443,776
Black Hills	17,105		1,207,100
DTE Energy	2,180		260,597
Hawaiian Electric Industries	26,730		1,109,295
IDACORP	10,930		1,238,478
MDU Resources Group	21,880		674,779
New Jersey Resources	7,845		322,116
NorthWestern	9,245		528,444
UGI	7,160		328,716
			7,113,301
Total Common Stocks (cost $149,231,315)			181,473,838

14

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $426,188)	0.07	426,188	[d]	426,188

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $914,695)	0.07	914,695	[d]	914,695
Total Investments (cost $150,572,198)		100.5%		182,814,721
Liabilities, Less Cash and Receivables		(.5%)		(989,303)
Net Assets		100.0%		181,825,418

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2021, the value of the fund’s securities on loan was $6,474,717 and the value of the collateral was $6,629,910, consisting of cash collateral of $914,695 and U.S. Government & Agency securities valued at $5,715,215. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	17.0
Information Technology	15.6
Consumer Discretionary	14.8
Financials	14.3
Health Care	10.8
Real Estate	9.7
Materials	5.4
Utilities	3.9
Consumer Staples	3.3
Communication Services	2.5
Energy	2.5
Investment Companies	.7
100.5

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Description	Value ($) 12/31/2020	Purchases ($)†	Sales ($)	Value ($) 12/31/2021	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	1,225,389	22,965,807	(23,765,008)	426,188	690
Investment of Cash Collateral for Securities Loaned - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .5%	827,423	15,550,828	(15,463,556)	914,695	16,578	††
Total - .7%	2,052,812	38,516,635	(39,228,564)	1,340,883	17,268

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,474,717)—Note 1(b):
Unaffiliated issuers	149,231,315	181,473,838
Affiliated issuers	1,340,883	1,340,883
Dividends and securities lending income receivable		158,601
Receivable for shares of Beneficial Interest subscribed		89,700
Prepaid expenses		3,519
		183,066,541
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		137,414
Liability for securities on loan—Note 1(b)		914,695
Payable for shares of Beneficial Interest redeemed		119,051
Trustees’ fees and expenses payable		1,650
Other accrued expenses		68,313
		1,241,123
Net Assets ($)		181,825,418
Composition of Net Assets ($):
Paid-in capital		111,442,077
Total distributable earnings (loss)		70,383,341
Net Assets ($)		181,825,418

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	86,836,664	94,988,754
Shares Outstanding	3,505,979	3,854,387
Net Asset Value Per Share ($)	24.77	24.64

See notes to financial statements.

17

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,596,714
Affiliated issuers	690
Income from securities lending—Note 1(b)	16,578
Total Income	2,613,982
Expenses:
Management fee—Note 3(a)	1,323,384
Distribution fees—Note 3(b)	226,866
Professional fees	100,362
Prospectus and shareholders’ reports	27,472
Custodian fees—Note 3(b)	21,022
Chief Compliance Officer fees—Note 3(b)	14,276
Trustees’ fees and expenses—Note 3(c)	13,751
Loan commitment fees—Note 2	2,475
Shareholder servicing costs—Note 3(b)	1,565
Interest expense—Note 2	101
Miscellaneous	19,042
Total Expenses	1,750,316
Less—reduction in expenses due to undertaking—Note 3(a)	(21,189)
Net Expenses	1,729,127
Investment Income—Net	884,855
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	37,494,447
Net change in unrealized appreciation (depreciation) on investments	574,376
Net Realized and Unrealized Gain (Loss) on Investments	38,068,823
Net Increase in Net Assets Resulting from Operations	38,953,678

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
Operations ($):
Investment income—net	884,855	894,861
Net realized gain (loss) on investments	37,494,447	3,459,022
Net change in unrealized appreciation (depreciation) on investments	574,376	6,471,918
Net Increase (Decrease) in Net Assets Resulting from Operations	38,953,678	10,825,801
Distributions ($):
Distributions to shareholders:
Initial Shares	(1,082,003)	(552,702)
Service Shares	(940,992)	(343,563)
Total Distributions	(2,022,995)	(896,265)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,847,860	7,458,751
Service Shares	13,852,574	14,678,777
Distributions reinvested:
Initial Shares	1,082,003	552,702
Service Shares	940,992	343,563
Cost of shares redeemed:
Initial Shares	(16,848,704)	(13,780,638)
Service Shares	(16,490,420)	(16,960,443)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(8,615,695)	(7,707,288)
Total Increase (Decrease) in Net Assets	28,314,988	2,222,248
Net Assets ($):
Beginning of Period	153,510,430	151,288,182
End of Period	181,825,418	153,510,430
Capital Share Transactions (Shares):
Initial Shares
Shares sold	390,569	456,232
Shares issued for distributions reinvested	48,783	45,155
Shares redeemed	(729,080)	(828,281)
Net Increase (Decrease) in Shares Outstanding	(289,728)	(326,894)
Service Shares
Shares sold	620,993	938,110
Shares issued for distributions reinvested	42,560	28,138
Shares redeemed	(732,921)	(1,060,385)
Net Increase (Decrease) in Shares Outstanding	(69,368)	(94,137)

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	19.93	18.64	16.80	22.56	20.09
Investment Operations:
Investment income—net[a]	.15	.13	.13	.12	.10
Net realized and unrealized gain (loss) on investments	4.97	1.30	3.15	(3.19)	2.92
Total from Investment Operations	5.12	1.43	3.28	(3.07)	3.02
Distributions:
Dividends from investment income—net	(.14)	(.14)	(.12)	(.13)	(.22)
Dividends from net realized gain on investments	(.14)	-	(1.32)	(2.56)	(.33)
Total Distributions	(.28)	(.14)	(1.44)	(2.69)	(.55)
Net asset value, end of period	24.77	19.93	18.64	16.80	22.56
Total Return (%)	25.89	8.11	20.18	(15.49)	15.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.87	.86	.86	.87
Ratio of net expenses to average net assets	.85	.87	.86	.86	.87
Ratio of net investment income to average net assets	.63	.81	.73	.59	.50
Portfolio Turnover Rate	90.95	92.40	82.88	68.02	64.86
Net Assets, end of period ($ x 1,000)	86,837	75,649	76,835	72,374	92,776

a Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended December 31,
Service Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	19.84	18.53	16.71	22.45	20.00
Investment Operations:
Investment income—net[a]	.09	.09	.09	.07	.06
Net realized and unrealized gain (loss) on investments	4.95	1.31	3.12	(3.18)	2.90
Total from Investment Operations	5.04	1.40	3.21	(3.11)	2.96
Distributions:
Dividends from investment income—net	(.10)	(.09)	(.07)	(.07)	(.18)
Dividends from net realized gain on investments	(.14)	-	(1.32)	(2.56)	(.33)
Total Distributions	(.24)	(.09)	(1.39)	(2.63)	(.51)
Net asset value, end of period	24.64	19.84	18.53	16.71	22.45
Total Return (%)	25.56	7.85	19.85	(15.69)	15.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.12	1.11	1.11	1.12
Ratio of net expenses to average net assets	1.10	1.12	1.11	1.11	1.12
Ratio of net investment income to average net assets	.38	.56	.48	.34	.28
Portfolio Turnover Rate	90.95	92.40	82.88	68.02	64.86
Net Assets, end of period ($ x 1,000)	94,989	77,862	74,454	63,202	76,948

a Based on average shares outstanding.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

MidCap Stock Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

22

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

24

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	181,473,838	-	-	181,473,838
Investment Companies	1,340,883	-	-	1,340,883

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2021, The Bank

25

NOTES TO FINANCIAL STATEMENTS (continued)

of New York Mellon earned $2,256 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

26

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $14,072,379, undistributed capital gains $24,318,354 and unrealized appreciation $31,992,608.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2021 and December 31, 2020 were as follows: ordinary income $924,151 and $896,265, and long-term capital gains $1,098,844 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

27

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2021 was approximately $8,219 with a related weighted average annualized rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. The Adviser had contractually agreed, from January 1, 2021 through September 27, 2021, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%. The Adviser has contractually agreed, from September 27, 2021 through April 30, 2022, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of the fund (excluding expenses as described above) do not exceed .80%. On or after April 30, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expense pursuant to undertaking amount to $21,189 for the period ended December 31, 2021.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2021, Service shares were charged $226,866 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

28

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2021, the fund was charged $1,368 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2021, the fund was charged $21,022 pursuant to the custody agreement.

During the period ended December 31, 2021, the fund was charged $14,276 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $113,368, Distribution Plan fees of $19,649, custodian fees of $4,400, Chief Compliance Officer fees of $3,627 and transfer agency fees of $262, which are offset against an expense reimbursement currently in effect in the amount of $3,892.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2021, amounted to $157,387,822 and $166,053,511, respectively.

At December 31, 2021, the cost of investments for federal income tax purposes was $150,822,113; accordingly, accumulated net unrealized

29

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $31,992,608, consisting of $35,340,079 gross unrealized appreciation and $3,347,471 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MidCap Stock Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MidCap Stock Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments and investments in affiliated issuers, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2022

31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 99.84% of the ordinary dividends paid during the fiscal year ended December 31, 2021 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund hereby reports $.1434 per share as a long-term capital gain distribution paid on March 30, 2021.

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 3-4, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of small-cap core funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses of the fund’s Initial shares with those of the same group of funds in the Performance Group (the “Expense Group”) and the fund’s Initial shares and Service shares with a broader group of small-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods, particularly the ten-year period when performance was only slightly below the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown. Representatives of the Adviser noted that the fund had a three star Morningstar rating for its ten-year risk-adjusted return.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the total expenses of the fund’s Initial shares were lower than the Expense Group median and slightly higher than the Expense Universe median total expenses and the total expenses of the fund’s Service shares were higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until April 30, 2022, to waive receipt of its fee and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.80% of the fund’s average daily net assets.

34

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only through the first quarter 2022 regular Board meeting.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through the first quarter 2022 regular Board meeting.

36

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Francine J. Bovich (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

J. Charles Cardona (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman of the Distributor (2013–2016)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 35

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

Isabel P. Dunst (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (78)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 32

———————

38

Robin A. Melvin (58)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Roslyn M. Watson (72)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Tamara Belinfanti (46)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (80)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 40

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

41

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

42

This page intentionally left blank.

43

This page intentionally left blank.

44

This page intentionally left blank.

45

For More Information

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0174AR1221

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

ANNUAL REPORT December 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through December 31, 2021, as provided by portfolio managers David France, Todd Frysinger, Vlasta Sheremeta, Michael Stoll and Marlene Walker Smith.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2021, BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio (the “fund”) produced a total return of 26.14%.1 In comparison, the fund’s benchmark, the S&P SmallCap 600® Index (the “Index”), produced a 26.82% total return for the same period.2,3

U.S. equities rose during the reporting period, supported by government stimulus programs, accommodative central bank policies, strong corporate earnings and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. Small-cap stocks generally underperformed their mid- and large-cap counterparts. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally invests in all of the stocks that comprise the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

Equities Advance Despite Pandemic-Related Challenges

In the wake of a sharp recovery from COVID-19-related losses in 2020, U.S. equities made further headway in 2021. Although fresh lockdowns were enforced in some locations, the accelerating rollout of COVID-19 vaccination programs bolstered investors’ risk appetite. By contrast, the impact of monetary accommodation, which provided critical support for financial asset prices, proved more complex. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus provided earlier in the pandemic. This contributed to a sharp rise in government bond yields early in 2021, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program.

U.S. equities continued to advance during the second half of the period, albeit at a slower pace, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs could be paving the way for a full reopening of economies. However, headwinds emerged as the widening scope of regulatory intervention within China unnerved investors, as did debt-related problems in the Chinese real estate industry that threatened a broader crisis in the property and financial sectors. Globally, higher energy prices, goods shortages and wage-inflation numbers led to the suggestion that monetary stimulus could be ‘tapered’ and interest rates moved higher. Small-cap U.S. equities retreated from early June through mid-September, before continuing on an upward trajectory, taking the prospect of monetary policy tightening and the lack of legislative progress for President Biden’s ‘Build Back Better’ bill in their stride. Small-cap shares declined again in mid-November as sharply rising inflationary pressures caused investors to take a more cautious view of risk. Markets moved more broadly lower in early December, when the new, highly transmissible COVID-19 Omicron variant was detected in the United States. Risk assets also reacted negatively to incrementally more hawkish rhetoric regarding the tapering of the Fed’s asset-purchase program that emerged from the Fed’s December meeting. While large-cap stocks recovered into the end of the year, small-cap stocks continue to trade off their previous highs.

Market Continues to Advance Broadly

While most sectors in the Index generated robust returns, some contributed more strongly than others to the Index’s gains. Consumer discretionary stocks benefited from high levels of consumer spending fueled by government stimulus checks and rising wages. Financials also outperformed the broader market as rising interest rates and a steeper yield curve improved balance sheets and enhanced revenues for diversified, regional and investment banks. Small-cap industrials rode the reopening wave higher, with cyclicals generally outperforming as the economy continued to grow. Information technology stocks, which had led the market’s rise in 2020, slowed their advance but continued to contribute positively to market strength. While energy produced the strongest absolute returns for the period, the small size of the sector in the Index kept it from making a significant contribution to overall performance.

On the negative side, while utilities generated positive returns, the sector lagged the broader market, due to high valuations, rising interest rates and the impact of high commodity prices on costs. Communication services trailed the Index in the face of competitive pressures as investors sought greater growth opportunities in other sectors. Health care suffered due to disappointing returns from biotechnology and digital health services.

Expecting Moderate, Continued Growth

With the economy continuing to recover from the effects of COVID-19 despite the pandemic’s lingering impact, we expect to see further economic growth ahead, albeit at a somewhat slower pace than in 2021. At the same time, equity markets are likely to face headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures, driven by strong demand and supply-chain disruptions, have increased the possibility that the Fed may soon taper its asset-buying program and eventually begin to raise interest rates, removing some support for equity markets and signaling a phase of slower economic growth. While inflationary pressures may moderate somewhat as the supply chain

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

untangles, tight labor market conditions currently show no signs of easing. On the other hand, rising interest rates are likely to continue to constrain fixed-income markets, leaving investors with few options as attractive as equities.

January 18, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “Standard & Poor’s® SmallCap 600 Index” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio’s Service shares with a hypothetical investment of $10,000 in the S&P SmallCap 600® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical $10,000 investment made in Service shares of BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio on 12/31/11 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/2021
	1 Year	5 Years	10 Years
Portfolio	26.14%	11.78%	13.88%
S&P SmallCap 600® Index	26.82%	12.42%	14.50%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2021 to December 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2021

Expenses paid per $1,000†	$3.06
Ending value (after expenses)	$1,023.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2021

Expenses paid per $1,000†	$3.06
Ending value (after expenses)	$1,022.18
†	Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2021

Description	Shares		Value ($)
Common Stocks - 100.1%
Automobiles & Components - 1.6%
American Axle & Manufacturing Holdings	76,736	[a]	715,947
Cooper-Standard Holdings	11,760	[a]	263,542
Dorman Products	19,130	[a]	2,161,881
Gentherm	22,530	[a]	1,957,857
LCI Industries	16,986		2,647,608
Motorcar Parts of America	12,963	[a]	221,278
Patrick Industries	15,105		1,218,822
Standard Motor Products	12,592		659,695
Winnebago Industries	22,369		1,675,885
			11,522,515
Banks - 12.7%
Allegiance Bancshares	12,724		537,080
Ameris Bancorp	44,686		2,220,000
Axos Financial	35,989	[a]	2,012,145
Banc of California	35,766		701,729
BancFirst	12,724		897,805
BankUnited	59,880		2,533,523
Banner	23,201		1,407,605
Berkshire Hills Bancorp	32,247		916,782
Brookline Bancorp	52,097		843,450
Capitol Federal Financial	86,379		978,674
Central Pacific Financial	19,237		541,906
City Holding	10,266		839,656
Columbia Banking System	51,998		1,701,375
Community Bank System	36,248		2,699,751
Customers Bancorp	19,808	[a]	1,294,849
CVB Financial	85,621		1,833,146
Dime Community Bancshares	22,083		776,438
Eagle Bancorp	21,472		1,252,676
FB Financial	24,431		1,070,566
First Bancorp	138,217		1,904,630
First Bancorp	23,278		1,064,270
First Commonwealth Financial	63,870		1,027,668
First Financial Bancorp	62,769		1,530,308
First Hawaiian	86,581		2,366,259
First Midwest Bancorp	76,019		1,556,869
Flagstar Bancorp	35,531		1,703,356
Great Western Bancorp	36,962		1,255,230
Hanmi Financial	19,842		469,859
Heritage Financial	23,301		569,476

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Banks - 12.7% (continued)
Hilltop Holdings	40,982		1,440,107
HomeStreet	13,744		714,688
Hope Bancorp	80,928		1,190,451
Independent Bank	32,092		2,616,461
Independent Bank Group	24,818		1,790,619
Investors Bancorp	150,378		2,278,227
Lakeland Financial	16,839		1,349,477
Meta Financial Group	21,171		1,263,062
Mr. Cooper Group	50,491	[a]	2,100,930
National Bank Holdings, Cl. A	20,363		894,750
NBT Bancorp	29,002		1,117,157
NMI Holdings, Cl. A	58,654	[a]	1,281,590
Northfield Bancorp	29,504		476,785
Northwest Bancshares	85,094		1,204,931
OFG Bancorp	33,861		899,348
Old National Bancorp	112,412		2,036,905
Pacific Premier Bancorp	63,418		2,538,623
Park National	9,843		1,351,542
Preferred Bank	9,016		647,259
Provident Financial Services	52,525		1,272,155
Renasant	37,839		1,435,990
S&T Bancorp	27,021		851,702
Seacoast Banking Corp. of Florida	39,322		1,391,606
ServisFirst Bancshares	32,792		2,785,352
Simmons First National, Cl. A	77,179		2,282,955
Southside Bancshares	21,616		903,981
The Bancorp	38,184	[a]	966,437
Tompkins Financial	8,112		678,001
Triumph Bancorp	15,873	[a]	1,890,157
TrustCo Bank	13,028		433,963
Trustmark	41,597		1,350,239
United Community Bank	70,199		2,522,952
Veritex Holdings	33,222		1,321,571
Walker & Dunlop	19,811		2,989,084
Westamerica Bancorporation	17,798		1,027,479
WSFS Financial	44,416		2,226,130
			92,029,747
Capital Goods - 11.4%
AAON	28,006		2,224,517
AAR	22,621	[a]	882,898
Aerojet Rocketdyne Holdings	50,319		2,352,916
AeroVironment	15,373	[a]	953,587
Alamo Group	6,554		964,618

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Capital Goods - 11.4% (continued)
Albany International, Cl. A	21,580		1,908,751
American Woodmark	11,194	[a]	729,849
Apogee Enterprises	16,718		804,972
Applied Industrial Technologies	25,848		2,654,590
Arcosa	32,245		1,699,311
Astec Industries	15,185		1,051,865
AZZ	16,524		913,612
Barnes Group	31,713		1,477,509
Boise Cascade	26,435		1,882,172
Chart Industries	23,942	[a]	3,818,510
CIRCOR International	13,172	[a]	358,015
Comfort Systems USA	24,224		2,396,723
DXP Enterprises	11,731	[a]	301,135
Encore Wire	13,670		1,956,177
Enerpac Tool Group	40,070		812,620
EnPro Industries	14,004		1,541,420
ESCO Technologies	17,736		1,596,063
Federal Signal	41,119		1,782,097
Franklin Electric	26,214		2,478,796
Gibraltar Industries	21,722	[a]	1,448,423
GMS	29,000	[a]	1,743,190
Granite Construction	30,746		1,189,870
Griffon	32,058		913,012
Hillenbrand	49,090		2,552,189
Insteel Industries	13,137		522,984
John Bean Technologies	21,352		3,278,813
Kaman	18,791		810,832
Lindsay	7,237		1,100,024
Meritor	46,686	[a]	1,156,879
Moog, Cl. A	19,710		1,595,919
Mueller Industries	38,557		2,288,744
MYR Group	11,339	[a]	1,253,526
National Presto Industries	3,452		283,168
NOW	72,638	[a]	620,329
NV5 Global	7,940	[a]	1,096,673
Park Aerospace	13,575		179,190
PGT Innovations	40,553	[a]	912,037
Powell Industries	6,157		181,570
Proto Labs	18,463	[a]	948,075
Quanex Building Products	22,300		552,594
Resideo Technologies	97,044	[a]	2,526,055
SPX	30,802	[a]	1,838,263
SPX FLOW	28,209		2,439,514

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Capital Goods - 11.4% (continued)
Standex International	8,382		927,552
Tennant	12,365		1,002,060
The Greenbrier Companies	21,912		1,005,542
Titan International	34,881	[a]	382,296
Triumph Group	43,423	[a]	804,628
UFP Industries	41,596		3,827,248
Veritiv	9,285	[a]	1,138,062
Wabash National	33,241		648,864
Watts Water Technologies, Cl. A	18,522		3,596,417
			82,307,265
Commercial & Professional Services - 3.6%
ABM Industries	45,646		1,864,639
Brady, Cl. A	32,961		1,776,598
CoreCivic	82,559	[a]	823,113
Deluxe	28,477		914,396
Exponent	35,025		4,088,468
Forrester Research	7,255	[a]	426,086
Harsco	53,284	[a]	890,376
Healthcare Services Group	51,130		909,603
Heidrick & Struggles International	13,155		575,268
HNI	29,202		1,227,944
Interface	39,689		633,040
KAR Auction Services	81,430	[a]	1,271,937
Kelly Services, Cl. A	24,191		405,683
Korn Ferry	36,634		2,774,293
ManTech International, Cl. A	18,302		1,334,765
Matthews International, Cl. A	20,798		762,663
Pitney Bowes	114,140		756,748
Resources Connection	20,354		363,115
TrueBlue	23,580	[a]	652,459
U.S. Ecology	21,455	[a]	685,273
UniFirst	10,234		2,153,234
Viad	13,906	[a]	595,038
			25,884,739
Consumer Durables & Apparel - 4.0%
Cavco Industries	5,736	[a]	1,822,040
Century Communities	20,231		1,654,693
Ethan Allen Interiors	14,596		383,729
Fossil Group	32,209	[a]	331,431
G-III Apparel Group	30,020	[a]	829,753
Installed Building Products	15,774		2,203,943
iRobot	18,119	[a,b]	1,193,680
Kontoor Brands	31,762		1,627,802

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Consumer Durables & Apparel - 4.0% (continued)
La-Z-Boy	29,535		1,072,416
LGI Homes	14,357	[a,b]	2,217,869
M.D.C. Holdings	37,689		2,104,177
M/I Homes	19,669	[a]	1,223,018
Meritage Homes	25,077	[a]	3,060,899
Movado Group	11,079		463,435
Oxford Industries	10,569		1,072,965
Steven Madden	51,426		2,389,766
Sturm Ruger & Co.	11,805		802,976
Tupperware Brands	32,897	[a]	502,995
Unifi	8,751	[a]	202,586
Universal Electronics	8,482	[a]	345,641
Vera Bradley	18,624	[a]	158,490
Vista Outdoor	38,213	[a]	1,760,473
Wolverine World Wide	54,848		1,580,171
			29,004,948
Consumer Services - 1.8%
Adtalem Global Education	33,446	[a]	988,664
American Public Education	12,988	[a]	288,983
BJ's Restaurants	15,486	[a]	535,041
Bloomin‘ Brands	54,002	[a]	1,132,962
Brinker International	30,784	[a]	1,126,387
Chuy's Holdings	13,702	[a]	412,704
Dave & Buster's Entertainment	25,771	[a]	989,606
Dine Brands Global	11,765		891,905
El Pollo Loco Holdings	12,830	[a]	182,058
Fiesta Restaurant Group	11,926	[a]	131,305
Monarch Casino & Resort	8,839	[a]	653,644
Perdoceo Education	47,873	[a]	562,986
Red Robin Gourmet Burgers	10,801	[a]	178,541
Ruth's Hospitality Group	21,782	[a]	433,462
Shake Shack, Cl. A	26,109	[a]	1,884,025
Strategic Education	15,021		868,815
The Cheesecake Factory	32,381	[a]	1,267,716
WW International	35,967	[a]	580,148
			13,108,952
Diversified Financials - 3.3%
Apollo Commercial Real Estate Finance	87,660	[c]	1,153,606
ARMOUR Residential REIT	60,656	[b,c]	595,035
B. Riley Financial	10,647		946,092
Blucora	31,978	[a]	553,859
Brightsphere Investment Group	24,169		618,726
Donnelley Financial Solutions	19,560	[a]	922,058

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Diversified Financials - 3.3% (continued)
Ellington Financial	36,589	[c]	625,306
Encore Capital Group	16,538	[a,b]	1,027,175
Enova International	24,302	[a]	995,410
EZCORP, Cl. A	33,800	[a]	249,106
Franklin BSP Realty Trust	28,829	[c]	430,705
Granite Point Mortgage Trust	35,915	[c]	420,565
Green Dot, Cl. A	36,507	[a]	1,323,014
Greenhill & Co.	9,863		176,844
Invesco Mortgage Capital	208,905	[c]	580,756
KKR Real Estate Finance Trust	30,012	[c]	625,150
LendingTree	7,695	[a]	943,407
New York Mortgage Trust	255,304	[c]	949,731
PennyMac Mortgage Investment Trust	66,113	[b,c]	1,145,738
Piper Sandler	9,499		1,695,666
PRA Group	29,313	[a]	1,471,806
Ready Capital	39,590	[c]	618,792
Redwood Trust	76,871	[c]	1,013,928
StoneX Group	11,346	[a]	694,942
Two Harbors Investment	228,783	[b,c]	1,320,078
Virtus Investment Partners	4,765		1,415,681
WisdomTree Investments	70,783		433,192
World Acceptance	2,835	[a]	695,794
			23,642,162
Energy - 4.8%
Archrock	90,667		678,189
Bristow Group	15,891	[a]	503,268
Callon Petroleum	31,779	[a,b]	1,501,558
Civitas Resources	48,227		2,361,676
CONSOL Energy	21,764	[a]	494,260
Core Laboratories	31,245		697,076
DMC Global	12,447	[a]	493,026
Dorian LPG	19,228		244,003
Dril-Quip	23,930	[a]	470,942
Green Plains	35,864	[a,b]	1,246,633
Helix Energy Solutions Group	95,691	[a]	298,556
Helmerich & Payne	72,521		1,718,748
Laredo Petroleum	9,610	[a,b]	577,849
Matador Resources	74,132		2,736,953
Nabors Industries	5,104	[a]	413,883
Oceaneering International	66,476	[a]	751,844
Oil States International	41,479	[a]	206,151
Par Pacific Holdings	29,867	[a]	492,507
Patterson-UTI Energy	144,077		1,217,451

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Energy - 4.8% (continued)
PBF Energy, Cl. A	65,175	[a]	845,320
PDC Energy	65,451		3,192,700
ProPetro Holding	55,154	[a]	446,747
Range Resources	167,889	[a]	2,993,461
Ranger Oil, Cl. A	14,125	[a]	380,245
Renewable Energy Group	33,788	[a]	1,433,963
REX American Resources	3,510	[a]	336,960
RPC	46,567	[a]	211,414
SM Energy	81,645		2,406,895
Southwestern Energy	682,183	[a]	3,178,973
Talos Energy	26,764	[a]	262,287
U.S. Silica Holdings	50,473	[a]	474,446
World Fuel Services	43,162		1,142,498
			34,410,482
Food & Staples Retailing - .7%
PriceSmart	16,217		1,186,598
SpartanNash	24,460		630,090
The Andersons	20,767		803,891
The Chefs' Warehouse	21,719	[a]	723,243
United Natural Foods	38,210	[a]	1,875,347
			5,219,169
Food, Beverage & Tobacco - 2.4%
B&G Foods	44,238	[b]	1,359,434
Calavo Growers	11,966		507,358
Cal-Maine Foods	24,776		916,464
Celsius Holdings	25,645	[a]	1,912,348
Coca-Cola Consolidated	3,089		1,912,678
Fresh Del Monte Produce	22,276		614,818
J&J Snack Foods	9,901		1,563,962
John B. Sanfilippo & Son	5,975		538,706
MGP Ingredients	8,557		727,259
National Beverage	15,534	[b]	704,156
Seneca Foods, Cl. A	4,328	[a]	207,528
The Simply Good Foods Company	57,119	[a]	2,374,437
Tootsie Roll Industries	11,612		420,703
TreeHouse Foods	37,968	[a]	1,538,843
Universal	16,681		916,121
Vector Group	87,101		999,919
			17,214,734
Health Care Equipment & Services - 8.1%
Addus HomeCare	10,820	[a]	1,011,778
Allscripts Healthcare Solutions	82,383	[a]	1,519,966
AMN Healthcare Services	31,774	[a]	3,886,913

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Health Care Equipment & Services - 8.1% (continued)
AngioDynamics	25,484	[a]	702,849
Apollo Medical Holdings	25,388	[a,b]	1,865,510
Avanos Medical	32,813	[a]	1,137,627
BioLife Solutions	20,170	[a]	751,736
Cardiovascular Systems	26,596	[a]	499,473
Community Health Systems	83,157	[a]	1,106,820
Computer Programs & Systems	9,732	[a]	285,148
CONMED	19,657		2,786,576
CorVel	6,312	[a]	1,312,896
Covetrus	69,503	[a]	1,387,975
Cross Country Healthcare	23,296	[a]	646,697
CryoLife	26,078	[a]	530,687
Cutera	11,015	[a,b]	455,140
Fulgent Genetics	12,920	[a,b]	1,299,623
Glaukos	31,903	[a]	1,417,769
Hanger	24,855	[a]	450,621
HealthStream	17,189	[a]	453,102
Heska	7,183	[a,b]	1,310,826
Inogen	13,725	[a]	466,650
Integer Holdings	22,193	[a]	1,899,499
Lantheus Holdings	45,043	[a]	1,301,292
LeMaitre Vascular	12,873	[b]	646,611
Magellan Health	15,867	[a]	1,507,206
MEDNAX	58,106	[a]	1,581,064
Meridian Bioscience	28,726	[a]	586,010
Merit Medical Systems	34,343	[a]	2,139,569
Mesa Laboratories	3,509	[b]	1,151,268
ModivCare	8,213	[a]	1,217,906
Natus Medical	23,061	[a]	547,238
NextGen Healthcare	38,726	[a]	688,936
Omnicell	29,535	[a]	5,329,295
OptimizeRx	11,759	[a]	730,351
OraSure Technologies	49,618	[a]	431,180
Orthofix Medical	13,610	[a]	423,135
Owens & Minor	50,291		2,187,658
RadNet	29,509	[a]	888,516
Select Medical Holdings	71,227		2,094,074
Simulations Plus	10,838	[b]	512,637
SurModics	9,365	[a]	450,925
Tabula Rasa HealthCare	15,383	[a,b]	230,745
Tactile Systems Technology	13,408	[a]	255,154
The Ensign Group	35,281		2,962,193
The Joint	9,684	[a]	636,142

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Health Care Equipment & Services - 8.1% (continued)
The Pennant Group	17,943	[a]	414,124
Tivity Health	29,348	[a]	775,961
U.S. Physical Therapy	8,705		831,763
Varex Imaging	26,699	[a]	842,353
Zynex	12,659	[a,b]	126,210
			58,675,397
Household & Personal Products - 1.4%
Central Garden & Pet	6,818	[a]	358,831
Central Garden & Pet, Cl. A	26,781	[a]	1,281,471
e.l.f. Beauty	32,369	[a]	1,074,974
Edgewell Personal Care	36,930		1,688,070
Inter Parfums	11,952		1,277,669
Medifast	7,729		1,618,684
USANA Health Sciences	7,759	[a]	785,211
WD-40	9,138		2,235,520
			10,320,430
Insurance - 2.7%
Ambac Financial Group	31,169	[a]	500,262
American Equity Investment Life Holding	55,740		2,169,401
AMERISAFE	13,172		709,049
Assured Guaranty	46,918		2,355,284
eHealth	16,355	[a]	417,052
Employers Holdings	18,603		769,792
Genworth Financial, Cl. A	345,631	[a]	1,399,806
HCI Group	5,368		448,443
Horace Mann Educators	27,802		1,075,937
James River Group Holdings	24,886		716,966
Palomar Holdings	16,184	[a]	1,048,238
ProAssurance	36,192		915,658
Safety Insurance Group	9,624		818,329
Selectquote	83,608	[a]	757,488
SiriusPoint	58,355	[a]	474,426
Stewart Information Services	18,290		1,458,262
Trupanion	23,062	[a]	3,044,876
United Fire Group	14,462		335,374
Universal Insurance Holdings	18,885		321,045
			19,735,688
Materials - 5.1%
AdvanSix	18,532		875,637
Allegheny Technologies	84,669	[a]	1,348,777
American Vanguard	18,341		300,609
Arconic	71,572	[a]	2,362,592

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Materials - 5.1% (continued)
Balchem	21,764		3,669,410
Carpenter Technology	32,357		944,501
Century Aluminum	33,851	[a]	560,573
Clearwater Paper	11,191	[a]	410,374
Ferro	55,721	[a]	1,216,389
FutureFuel	17,234		131,668
GCP Applied Technologies	35,842	[a]	1,134,758
Glatfelter	30,552		525,494
H.B. Fuller	35,320		2,860,920
Hawkins	12,925		509,891
Haynes International	8,408		339,095
Innospec	16,391		1,480,763
Kaiser Aluminum	10,830		1,017,370
Koppers Holdings	14,346	[a]	449,030
Kraton	21,675	[a]	1,003,986
Livent	108,597	[a]	2,647,595
Materion	13,737		1,262,980
Mercer International	26,998		323,706
Myers Industries	24,578		491,806
Neenah	11,254		520,835
O-I Glass	104,717	[a]	1,259,745
Olympic Steel	6,766		159,001
Quaker Chemical	9,020	[b]	2,081,636
Rayonier Advanced Materials	43,765	[a]	249,898
Schweitzer-Mauduit International	21,509		643,119
Stepan	14,216		1,766,907
SunCoke Energy	55,670		366,865
Sylvamo	23,743	[a]	662,192
TimkenSteel	27,607	[a]	455,515
Tredegar	18,507		218,753
Trinseo	26,043		1,366,216
Warrior Met Coal	34,471		886,249
			36,504,855
Media & Entertainment - 1.1%
AMC Networks, Cl. A	20,191	[a]	695,378
Cars.com	45,192	[a]	727,139
Cinemark Holdings	70,752	[a,b]	1,140,522
Gannett	95,667	[a]	509,905
Loyalty Ventures	13,334	[a]	400,953
QuinStreet	33,528	[a]	609,874
Scholastic	20,055		801,398
TechTarget	17,433	[a]	1,667,641
The E.W. Scripps Company, Cl. A	38,535	[a]	745,652

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Media & Entertainment - 1.1% (continued)
The Marcus	13,983	[a,b]	249,736
Thryv Holdings	11,154	[a]	458,764
			8,006,962
Pharmaceuticals Biotechnology & Life Sciences - 4.2%
Amphastar Pharmaceuticals	24,101	[a]	561,312
ANI Pharmaceuticals	7,277	[a]	335,324
Anika Therapeutics	9,472	[a]	339,382
Avid Bioservices	41,166	[a]	1,201,224
Cara Therapeutics	28,745	[a]	350,114
Coherus Biosciences	42,930	[a]	685,163
Collegium Pharmaceutical	23,017	[a]	429,958
Corcept Therapeutics	63,783	[a,b]	1,262,903
Cytokinetics	56,379	[a,b]	2,569,755
Eagle Pharmaceuticals	7,926	[a]	403,592
Emergent BioSolutions	32,182	[a]	1,398,952
Enanta Pharmaceuticals	11,975	[a]	895,490
Endo International	153,713	[a]	577,961
Harmony Biosciences Holdings	15,744	[a]	671,324
Innoviva	42,849	[a]	739,145
Ligand Pharmaceuticals	11,339	[a,b]	1,751,422
Myriad Genetics	53,672	[a]	1,481,347
Nektar Therapeutics	124,044	[a]	1,675,834
NeoGenomics	82,956	[a]	2,830,459
Organogenesis Holdings	41,189	[a]	380,586
Pacira Biosciences	29,667	[a]	1,785,063
Phibro Animal Health, Cl. A	13,766		281,102
Prestige Consumer Healthcare	33,372	[a]	2,024,012
REGENXBIO	25,301	[a]	827,343
Spectrum Pharmaceuticals	107,102	[a]	136,020
Supernus Pharmaceuticals	35,689	[a]	1,040,691
uniQure	24,061	[a]	499,025
Vanda Pharmaceuticals	37,615	[a]	590,179
Vericel	31,929	[a]	1,254,810
Xencor	39,680	[a]	1,591,962
			30,571,454
Real Estate - 8.1%
Acadia Realty Trust	58,860	[c]	1,284,914
Agree Realty	46,900	[c]	3,346,784
Alexander & Baldwin	48,369	[c]	1,213,578
American Assets Trust	35,066	[c]	1,316,027
Armada Hoffler Properties	41,164	[c]	626,516
Brandywine Realty Trust	116,407	[c]	1,562,182
CareTrust REIT	64,558	[c]	1,473,859

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Real Estate - 8.1% (continued)
Centerspace	9,779	[c]	1,084,491
Chatham Lodging Trust	31,770	[a,c]	435,884
Community Healthcare Trust	15,579	[c]	736,419
DiamondRock Hospitality	141,894	[a,c]	1,363,601
Diversified Healthcare Trust	161,528	[c]	499,122
Douglas Elliman	43,550	[a]	500,825
Easterly Government Properties	57,895	[c]	1,326,953
Essential Properties Realty Trust	81,712	[c]	2,355,757
Four Corners Property Trust	52,236	[c]	1,536,261
Franklin Street Properties	65,881	[c]	391,992
Getty Realty	26,322	[c]	844,673
Global Net Lease	70,510	[c]	1,077,393
Hersha Hospitality Trust	22,801	[a,c]	209,085
Independence Realty Trust	70,926	[c]	1,832,019
Industrial Logistics Properties Trust	43,353	[c]	1,085,993
Innovative Industrial Properties	16,082	[c]	4,228,119
iStar	46,709	[b,c]	1,206,493
Lexington Realty Trust	190,086	[c]	2,969,143
LTC Properties	26,949	[b,c]	920,039
Mack-Cali Realty	54,817	[c]	1,007,536
Marcus & Millichap	16,843	[a]	866,741
NexPoint Residential Trust	15,141	[c]	1,269,270
Office Properties Income Trust	32,675	[c]	811,647
Orion Office REIT	36,723	[a,c]	685,618
RE/MAX Holdings, Cl. A	12,748		388,687
Realogy Holdings	77,513	[a]	1,302,994
Retail Opportunity Investments	81,611	[c]	1,599,576
RPT Realty	56,777	[c]	759,676
Safehold	9,491	[c]	757,856
Saul Centers	9,087	[c]	481,793
Service Properties Trust	111,637	[c]	981,289
SITE Centers	119,549	[c]	1,892,461
Summit Hotel Properties	70,756	[a,c]	690,579
Tanger Factory Outlet Centers	69,890	[b,c]	1,347,479
The GEO Group	80,393	[c]	623,046
The St. Joe Company	22,119		1,151,294
Uniti Group	158,667	[b,c]	2,222,925
Universal Health Realty Income Trust	8,845	[c]	526,012
Urstadt Biddle Properties, Cl. A	20,790	[c]	442,827
Washington Real Estate Investment Trust	56,301	[c]	1,455,381
Whitestone REIT	31,132	[b,c]	315,367

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Real Estate - 8.1% (continued)
Xenia Hotels & Resorts	75,952	[a,c]	1,375,491
			58,383,667
Retailing - 4.7%
Abercrombie & Fitch, Cl. A	39,710	[a]	1,383,099
America's Car-Mart	4,027	[a]	412,365
Asbury Automotive Group	15,550	[a]	2,685,951
Barnes & Noble Education	23,812	[a]	162,160
Bed Bath & Beyond	67,761	[a,b]	987,955
Big Lots	21,898		986,505
Boot Barn Holdings	19,901	[a]	2,448,818
Caleres	25,843		586,119
Chico's FAS	81,601	[a]	439,013
Conn's	12,547	[a]	295,105
Designer Brands, Cl. A	41,452	[a]	589,033
Genesco	9,503	[a]	609,807
Group 1 Automotive	12,166	[b]	2,375,047
Guess?	27,030		640,070
Haverty Furniture	9,898		302,582
Hibbett	10,018		720,595
Liquidity Services	18,043	[a]	398,389
Ll Flooring Holdings	19,904	[a]	339,761
MarineMax	14,952	[a]	882,766
Monro	22,874		1,332,868
PetMed Express	13,737	[b]	346,997
Rent-A-Center	40,969		1,968,151
Sally Beauty Holdings	75,122	[a]	1,386,752
Shoe Carnival	11,838		462,629
Shutterstock	15,620		1,731,946
Signet Jewelers	35,660		3,103,490
Sleep Number	15,181	[a]	1,162,865
Sonic Automotive, Cl. A	13,953		689,976
The Aaron's Company	21,137		521,027
The Buckle	19,493	[b]	824,749
The Cato, Cl. A	13,779		236,448
The Children's Place	9,381	[a]	743,819
The ODP	30,850	[a]	1,211,788
Zumiez	14,403	[a]	691,200
			33,659,845
Semiconductors & Semiconductor Equipment - 3.7%
Axcelis Technologies	22,390	[a]	1,669,398
CEVA	15,834	[a]	684,662
Cohu	33,178	[a]	1,263,750
Diodes	30,257	[a]	3,322,521

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Semiconductors & Semiconductor Equipment - 3.7% (continued)
FormFactor	52,564	[a]	2,403,226
Ichor Holdings	18,823	[a]	866,423
Kulicke & Soffa Industries	41,650	[b]	2,521,491
MaxLinear	47,449	[a]	3,577,180
Onto Innovation	33,121	[a]	3,352,839
PDF Solutions	19,629	[a]	624,006
Photronics	40,971	[a]	772,303
Rambus	73,506	[a]	2,160,341
SMART Global Holdings	15,553	[a]	1,104,107
Ultra Clean Holdings	30,178	[a]	1,731,010
Veeco Instruments	34,242	[a,b]	974,870
			27,028,127
Software & Services - 4.4%
8x8	76,588	[a]	1,283,615
Agilysys	13,082	[a]	581,626
Alarm.com Holdings	30,954	[a]	2,625,209
Bottomline Technologies	26,202	[a]	1,479,627
Consensus Cloud Solutions	10,740	[a]	621,524
CSG Systems International	21,948		1,264,644
Ebix	15,944	[b]	484,698
EVERTEC	39,816		1,990,004
ExlService Holdings	22,383	[a]	3,240,387
InterDigital	20,428		1,463,258
LivePerson	44,232	[a,b]	1,579,967
OneSpan	23,466	[a]	397,279
Perficient	22,138	[a]	2,862,222
Progress Software	29,829		1,439,846
SPS Commerce	24,172	[a]	3,440,884
TTEC Holdings	12,162		1,101,269
Unisys	45,108	[a]	927,872
Vonage Holdings	169,692	[a]	3,527,897
Xperi Holding	69,672		1,317,498
			31,629,326
Technology Hardware & Equipment - 5.6%
3D Systems	85,849	[a]	1,849,187
ADTRAN	32,606		744,395
Advanced Energy Industries	25,319		2,305,548
Arlo Technologies	58,483	[a]	613,487
Badger Meter	19,802		2,110,101
Benchmark Electronics	24,351		659,912
CalAmp	24,381	[a]	172,130
Comtech Telecommunications	17,773		421,042

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Technology Hardware & Equipment - 5.6% (continued)
CTS	21,578		792,344
Diebold Nixdorf	49,117	[a]	444,509
Digi International	22,474	[a]	552,186
ePlus	18,151	[a]	977,976
Extreme Networks	87,118	[a]	1,367,753
Fabrinet	24,880	[a]	2,947,534
FARO Technologies	12,001	[a]	840,310
Harmonic	69,230	[a]	814,145
Insight Enterprises	23,609	[a]	2,516,719
Itron	30,428	[a]	2,084,927
Knowles	61,688	[a]	1,440,415
Methode Electronics	25,421		1,249,951
NETGEAR	19,706	[a]	575,612
NETSCOUT Systems	49,653	[a]	1,642,521
OSI Systems	11,279	[a]	1,051,203
PC Connection	7,439		320,844
Plantronics	28,313	[a]	830,703
Plexus	18,823	[a]	1,804,937
Rogers	12,589	[a]	3,436,797
Sanmina	43,377	[a]	1,798,410
ScanSource	17,188	[a]	602,955
TTM Technologies	71,094	[a]	1,059,301
Viavi Solutions	159,753	[a]	2,814,848
			40,842,702
Telecommunication Services - .7%
ATN International	7,474		298,586
Cogent Communications Holdings	28,312		2,071,872
Consolidated Communications Holdings	49,797	[a]	372,482
Shenandoah Telecommunication	33,884		864,042
Telephone & Data Systems	66,129		1,332,499
			4,939,481
Transportation - 2.1%
Allegiant Travel	10,272	[a]	1,921,275
ArcBest	17,185		2,059,622
Atlas Air Worldwide Holdings	17,951	[a]	1,689,548
Forward Air	18,119		2,194,030
Hawaiian Holdings	34,259	[a]	629,338
Heartland Express	30,673		515,920
Hub Group, Cl. A	22,846	[a]	1,924,547
Marten Transport	39,251		673,547
Matson	28,250		2,543,347
SkyWest	33,861	[a]	1,330,737
			15,481,911

Description		Shares		Value ($)
Common Stocks - 100.1% (continued)
Utilities - 1.9%
American States Water		24,641		2,548,865
Avista		47,625		2,023,586
California Water Service Group		35,359		2,540,898
Chesapeake Utilities		11,832		1,725,224
Middlesex Water		11,942	[b]	1,436,623
Northwest Natural Holding		20,798		1,014,526
South Jersey Industries		74,946	[b]	1,957,590
Unitil		10,383		477,514
				13,724,826
Total Common Stocks (cost $446,446,706)				723,849,384

Exchange-Traded Funds - .4%
Registered Investment Companies - .4%
iShares Core S&P Small-Cap ETF (cost $2,869,075)		26,731	[b]	3,060,967
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,920,647)	0.07	2,920,647	[d]	2,920,647

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $5,553,518)	0.07	5,553,518	[d]	5,553,518
Total Investments (cost $457,789,946)		101.7%		735,384,516
Liabilities, Less Cash and Receivables		(1.7%)		(12,361,354)
Net Assets		100.0%		723,023,162

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2021, the value of the fund’s securities on loan was $35,767,257 and the value of the collateral was $36,936,597, consisting of cash collateral of $5,553,518 and U.S. Government & Agency securities valued at $31,383,079. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	18.7
Industrials	17.1
Information Technology	13.8
Health Care	12.3
Consumer Discretionary	12.1
Real Estate	8.0
Materials	5.0
Energy	4.8
Consumer Staples	4.5
Utilities	1.9
Communication Services	1.8
Investment Companies	1.6
Financial	.1
101.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Description	Value ($) 12/31/2020	Purchases ($)†	Sales ($)	Value ($) 12/31/2021	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	661,144	191,298,841	(189,039,338)	2,920,647	1,909
Investment of Cash Collateral for Securities Loaned - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .8%	10,413,704	139,328,063	(144,188,249)	5,553,518	201,106	††
Total - 1.2%	11,074,848	330,626,904	(333,227,587)	8,474,165	203,015

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES

December 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Russell 2000	34	3/18/2022	3,755,874	3,812,760	56,886
Gross Unrealized Appreciation				56,886

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $35,767,257)—Note 1(c):
Unaffiliated issuers	449,315,781	726,910,351
Affiliated issuers	8,474,165	8,474,165
Receivable for investment securities sold		1,524,156
Dividends and securities lending income receivable		759,723
Cash collateral held by broker—Note 4		242,000
Receivable for shares of Beneficial Interest subscribed		113,077
		738,023,472
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		360,390
Cash overdraft due to Custodian		1,530
Payable for shares of Beneficial Interest redeemed		7,824,701
Liability for securities on loan—Note 1(c)		5,553,518
Payable for investment securities purchased		1,237,594
Trustees’ fees and expenses payable		15,440
Payable for futures variation margin—Note 4		6,970
Interest payable—Note 2		167
		15,000,310
Net Assets ($)		723,023,162
Composition of Net Assets ($):
Paid-in capital		386,766,510
Total distributable earnings (loss)		336,256,652
Net Assets ($)		723,023,162

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	30,701,808
Net Asset Value Per Share ($)	23.55

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $7,977 foreign taxes withheld at source):
Unaffiliated issuers	9,300,413
Affiliated issuers	1,909
Income from securities lending—Note 1(c)	201,106
Total Income	9,503,428
Expenses:
Management fee—Note 3(a)	2,500,349
Distribution fees—Note 3(b)	1,785,963
Trustees’ fees—Note 3(a,c)	45,240
Loan commitment fees—Note 2	14,340
Interest expense—Note 2	3,260
Professional fees	227
Total Expenses	4,349,379
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(45,240)
Net Expenses	4,304,139
Investment Income—Net	5,199,289
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	68,503,786
Net realized gain (loss) on futures	472,726
Net Realized Gain (Loss)	68,976,512
Net change in unrealized appreciation (depreciation) on investments	83,864,451
Net change in unrealized appreciation (depreciation) on futures	16,975
Net Change in Unrealized Appreciation (Depreciation)	83,881,426
Net Realized and Unrealized Gain (Loss) on Investments	152,857,938
Net Increase in Net Assets Resulting from Operations	158,057,227

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
Operations ($):
Investment income—net	5,199,289	4,580,651
Net realized gain (loss) on investments	68,976,512	2,212,092
Net change in unrealized appreciation (depreciation) on investments	83,881,426	49,630,698
Net Increase (Decrease) in Net Assets Resulting from Operations	158,057,227	56,423,441
Distributions ($):
Distributions to shareholders	(14,696,730)	(34,316,237)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	133,850,453	151,009,753
Distributions reinvested	14,696,730	34,316,237
Cost of shares redeemed	(186,869,361)	(165,956,575)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(38,322,178)	19,369,415
Total Increase (Decrease) in Net Assets	105,038,319	41,476,619
Net Assets ($):
Beginning of Period	617,984,843	576,508,224
End of Period	723,023,162	617,984,843
Capital Share Transactions (Shares):
Shares sold	5,937,501	9,954,046
Shares issued for distributions reinvested	668,337	3,099,931
Shares redeemed	(8,328,118)	(10,884,588)
Net Increase (Decrease) in Shares Outstanding	(1,722,280)	2,169,389

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	19.06	19.06	17.17	20.12	18.88
Investment Operations:
Investment income—net[a]	.16	.14	.17	.17	.16
Net realized and unrealized gain (loss) on investments	4.79	1.04	3.48	(1.82)	2.04
Total from Investment Operations	4.95	1.18	3.65	(1.65)	2.20
Distributions:
Dividends from investment income—net	(.15)	(.18)	(.17)	(.17)	(.13)
Dividends from net realized gain on investments	(.31)	(1.00)	(1.59)	(1.13)	(.83)
Total Distributions	(.46)	(1.18)	(1.76)	(1.30)	(.96)
Net asset value, end of period	23.55	19.06	19.06	17.17	20.12
Total Return (%)	26.14	10.64	22.21	(8.98)	12.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.63
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	.73	.95	.94	.82	.88
Portfolio Turnover Rate	46.01	47.77	28.13	23.26	16.90
Net Assets, end of period ($ x 1,000)	723,023	617,985	576,508	509,695	562,014

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s® SmallCap 600 Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

NOTES TO FINANCIAL STATEMENTS (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	723,849,384	-	-	723,849,384
Exchange-Traded Funds	3,060,967	-	-	3,060,967
Investment Companies	8,474,165	-	-	8,474,165

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Other Financial Instruments:
Futures††	56,886	-	-	56,886

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2021, The Bank of New York Mellon earned $27,405 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

NOTES TO FINANCIAL STATEMENTS (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $13,582,198, undistributed capital gains $62,606,989 and unrealized appreciation $260,067,465.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2021 and December 31, 2020 were as follows: ordinary income $6,792,687 and $6,973,992, and long-term capital gains $7,904,043 and $27,342,245, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit

Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2021 was approximately $286,027 with a related weighted average annualized rate of 1.14%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Adviser has agreed to pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees), and extraordinary expenses. The Adviser has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2021, fees reimbursed by the Adviser amounted to $45,240.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2021, the fund was charged $1,785,963 pursuant to the Distribution Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $211,855 and Distribution Plan fees of $151,325, which are offset against an expense reimbursement currently in effect in the amount of $2,790.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2021, amounted to $321,820,960 and $326,017,148, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2021:

Average Market Value ($)
Equity futures	3,470,999

At December 31, 2021, the cost of investments for federal income tax purposes was $475,317,051; accordingly, accumulated net unrealized appreciation on investments was $260,067,465, consisting of $304,197,766 gross unrealized appreciation and $44,130,301 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Small Cap Stock Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Small Cap Stock Index Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments, investments in affiliated issuers and futures, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 65.46% of the ordinary dividends paid during the fiscal year ended December 31, 2021 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund hereby reports $.0617 per share as a short-term capital gain distribution and $.2475 per share as a long-term capital gain distribution paid on March 30, 2021.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 3-4, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Service shares with the performance of a group of small-cap core pure index funds underlying variable insurance products (“VIPs”) benchmarked against the S&P Small Cap Index selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all other small-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods, ranking in the first quartile for the ten-year period. It was noted that there were only three other funds in the Performance Group and that the fund ranked third out of the four funds in the one- and two-year periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and slightly higher than the Expense Universe median actual management fee and the total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit.

The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Francine J. Bovich (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

J. Charles Cardona (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman of the Distributor (2013–2016)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 35

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

Isabel P. Dunst (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (78)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (58)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Roslyn M. Watson (72)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Tamara Belinfanti (46)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (80)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 40

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0410AR1221

BNY Mellon Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through December 31, 2021, as provided by portfolio managers Erik A. Swords and Justin Sumner, CFA of Newton Investment Management North America, LLC, sub-investment adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2021, BNY Mellon Investment Portfolios, Technology Growth Portfolio’s (the “fund”) Initial shares produced a total return of 12.93%, and its Service shares produced a total return of 12.64%.1 The fund’s benchmarks, the NYSE® Technology Index (the “Index”) and the S&P 500® Index, produced total returns of 18.03% and 28.70%, respectively, over the same period.2,3

Technology stocks gained ground during the reporting period. The fund performed well but slightly lagged the Index, due largely to certain sector allocation decisions, a lack of exposure to cyclical technology companies and a few unfavorable stock selections.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that BNY Mellon Investment Adviser, Inc. believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities.

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging-growth, cyclical or stable-growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product, or market cycles and/or favorable valuations.

Stocks Weather COVID-19 Variants, Supply Bottlenecks, Inflation and Monetary Policy

Markets performed well during the reporting period, supported generally by strong corporate earnings. Early in the period, stocks benefited from the approval of multiple COVID-19 vaccines in November 2020, which brightened the global economic outlook and improved investor sentiment. Investors also factored the likelihood of additional stimulus and infrastructure spending into their calculations. Returns were also boosted by interest rates, which remained low.

With the end of the pandemic apparently in view early in 2021, government lockdowns were eased, and businesses that had been hard hit by the pandemic began to show signs of recovery. Businesses also became more confident and increased their capital spending. With continued economic rebound likely, investors began to shift away from growth-oriented stocks and into value-oriented stocks.

But with the emergence of the Delta variant of COVID-19 midway through 2021, questions about whether the economic recovery would stall weighed on the market. In addition, supply-chain bottlenecks hindered sales in some industries and created winners and losers. Supply-chain bottlenecks, combined with loose monetary policy and massive federal spending, caused inflation to rise during the reporting period. While the Federal Reserve (the “Fed”) initially called it “transitory,” it acknowledged late in the period that pricing pressures were more permanent. In response, the Fed announced that in addition to tapering its bond purchases late in 2021, it was likely to hike interest rate in 2022.

Growth stocks came into, and fell out of, favor at times. When concerns about the economy rose, the market favored growth stocks, but when positive news on the pandemic emerged, value and cyclical stocks came into favor. When expectations that the Fed would begin to tighten monetary policy rose, the performance of growth stocks lagged, and when the Omicron variant of the COVID-19 posed a threat to the economic recovery, growth stocks benefited, while cyclical stocks lagged.

While markets wavered at times as investors digested pandemic news, rising inflation and Fed policy, markets were supported by strong corporate earnings worldwide, especially in the U.S.

2

Sector Allocation and Stock Selection Drove Returns

The fund produced a positive return but lagged the Index. Certain allocation decisions detracted from performance, including an underweight in the communication services sector, an underweight position in the semiconductor industry and an overweight in the software industry. Another detractor was lack of exposure to more cyclical stocks in the Index, including Oracle, Cisco and IBM, which tend to fall short of our minimum requirements for growth. However, these companies benefited from a surge in enterprise spending. The fund’s positions in Roku, a maker of streaming technology, and Sea, a Singaporean consumer internet company, also detracted, as did holdings of PayPal Holdings and Block (formerly Square). A position in Uber Technologies also hindered relative performance. Certain selections in the software industry detracted as well, including Twilio, CrowdStrike Holdings and Zoom Video Communications.

On a more positive note, an underweight position in the consumer discretionary sector was advantageous because the sector includes many Chinese e-commerce companies, which have struggled lately. Also, our position in Tesla, which performed well, contributed positively. In addition, stock selections in the communication services sector were beneficial, including Alphabet (parent of Google), Meta Platforms (formerly Facebook), and Roblox, a gaming company. In the software industry, a position in Datadog, an artificial intelligence and data analysis company, was beneficial.

Valuations Have Improved

The secular growth themes remain intact, and we remain optimistic about the prospects for technology and growth-oriented companies. We are also anticipating that the pandemic will continue to wane and that the enterprise spending cycle will benefit the high-growth names that sold off over the past year. Although interest rates are likely to keep rising, we believe the market will digest this factor and that investors will soon return to a focus on fundamentals, which should benefit technology stocks. While valuations among growth and technology stocks have recently pulled back, we believe this has created attractive opportunities. The fund continues to position itself to capitalize on a secular shift that is producing digitization across all sectors of the economy.

January 18, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S., technology-related companies. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Technology Growth Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Investment Portfolios, Technology Growth Portfolio with a hypothetical investment of $10,000 in the NYSE® Technology Index and S&P 500® Index.

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in each of the Initial shares and Service shares of BNY Mellon Investment Portfolios, Technology Growth Portfolio on 12/31/11 to a hypothetical investment of $10,000 made in the NYSE® Technology Index and S&P 500® Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The NYSE® Technology Index is an equal-dollar weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

4

Average Annual Total Returns as of 12/31/2021
	1 Year	5 Years	10 Years
Initial shares	12.93%	27.80%	20.05%
Service shares	12.64%	27.50%	19.76%
NYSE® Technology Index	18.03%	30.22%	23.53%
S&P 500® Index	28.70%	18.47%	16.54%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Technology Growth Portfolio from July 1, 2021 to December 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.95	$5.22
Ending value (after expenses)	$1,010.20	$1,009.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.97	$5.24
Ending value (after expenses)	$1,021.27	$1,020.01
†

Expenses are equal to the fund’s annualized expense ratio of .78% for Initial Shares and 1.03% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2021

Description	Shares		Value ($)
Common Stocks - 96.4%
Application Software - 12.4%
Adobe	56,120	[a]	31,823,407
Bill.com Holdings	55,760	[a]	13,892,604
Datadog, Cl. A	118,530	[a]	21,111,378
HubSpot	32,289	[a]	21,283,294
salesforce.com	162,211	[a]	41,222,682
Unity Software	69,719	[a]	9,969,120
			139,302,485
Automobile Manufacturers - 4.3%
Tesla	45,254	[a]	47,823,522
Communications Equipment - 1.8%
Nokia, ADR	3,223,930	[a]	20,052,845
Data Processing & Outsourced Services - 2.6%
Block	122,503	[a]	19,785,460
Visa, Cl. A	44,841	[b]	9,717,493
			29,502,953
Holding Companies-Divers - 1.3%
Figure Acquisition	1,164,783	[a]	11,719,930
Ribbit LEAP	311,027	[a]	3,091,608
			14,811,538
Interactive Home Entertainment - 7.4%
Roblox, CI. A	468,983	[a]	48,380,286
Sea, ADR	151,948	[a]	33,992,287
			82,372,573
Interactive Media & Services - 9.8%
Alphabet, Cl. C	17,036	[a]	49,295,199
Meta Platforms, Cl. A	100,211	[a]	33,705,970
Snap, Cl. A	565,347	[a]	26,588,269
			109,589,438
Internet & Direct Marketing Research - 8.6%
Amazon.com	10,693	[a]	35,654,098
Coupang	194,685	[a,b]	5,719,845
JD.com, ADR	451,490	[a]	31,635,904
MercadoLibre	17,523	[a]	23,628,013
			96,637,860
Internet Services & Infrastructure - 5.5%
Shopify, Cl. A	16,241	[a]	22,370,191
Snowflake, Cl. A	69,556	[a]	23,562,095
Twilio, Cl. A	60,202	[a]	15,853,595
			61,785,881
Movies & Entertainment - .5%
Roku	22,753	[a]	5,192,235

7

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 96.4% (continued)
Semiconductor Equipment - 8.0%
Applied Materials		254,716		40,082,110
Lam Research		69,404		49,911,887
				89,993,997
Semiconductors - 21.5%
Diodes		63,977	[a]	7,025,314
Marvell Technology		600,528		52,540,195
NVIDIA		281,409		82,765,201
Qualcomm		288,398		52,739,342
Taiwan Semiconductor Manufacturing, ADR		377,952		45,471,405
				240,541,457
Systems Software - 9.7%
CrowdStrike Holdings, CI. A		91,147	[a]	18,662,348
Microsoft		129,939		43,701,085
ServiceNow		70,248	[a]	45,598,679
				107,962,112
Technology Hardware, Storage & Equipment - 1.9%
Apple		116,622		20,708,569
Trucking - 1.1%
Uber Technologies		299,127	[a]	12,542,395
Total Common Stocks (cost $622,689,235)				1,078,819,860

Private Equity - .5%
Software - .5%
Databricks (cost $5,258,231)		23,852	[c]	5,556,562
	1-Day Yield (%)
Investment Companies - 3.2%
Registered Investment Companies - 3.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $35,847,292)	0.07	35,847,292	[d]	35,847,292

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $362,002)	0.07	362,002	[d]	362,002
Total Investments (cost $664,156,760)		100.1%		1,120,585,716
Liabilities, Less Cash and Receivables		(.1%)		(1,047,268)
Net Assets		100.0%		1,119,538,448

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2021, the value of the fund’s securities on loan was $9,971,781 and the value of the collateral was $10,227,383, consisting of cash collateral of $362,002 and U.S. Government & Agency securities valued at $9,865,381. In addition, the value of collateral may include pending sales that are also on loan.

c The fund held Level 3 securities at December 31, 2021. These securities were valued at $5,556,562 or ..5% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	63.5
Communication Services	17.6
Consumer Discretionary	12.9
Investment Companies	3.2
Diversified	1.3
Industrials	1.1
Technology	.5
100.1

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Description	Value ($) 12/31/2020	Purchases ($)†	Sales ($)	Value ($) 12/31/2021	Dividends/ Distributions ($)
Registered Investment Companies - 3.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.2%	12,877,205	184,906,161	(161,936,074)	35,847,292	13,063
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	14,820,447	58,163,815	(72,622,260)	362,002	61,580	††
Total - 3.2%	27,697,652	243,069,976	(234,558,334)	36,209,294	74,643

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,971,781)—Note 1(c):
Unaffiliated issuers	627,947,466	1,084,376,422
Affiliated issuers	36,209,294	36,209,294
Cash denominated in foreign currency	53,100	53,299
Dividends and securities lending income receivable		255,338
Receivable for shares of Beneficial Interest subscribed		132,851
Prepaid expenses		2,580
		1,121,029,784
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		901,135
Liability for securities on loan—Note 1(c)		362,002
Payable for shares of Beneficial Interest redeemed		149,275
Trustees’ fees and expenses payable		2,693
Other accrued expenses		76,231
		1,491,336
Net Assets ($)		1,119,538,448
Composition of Net Assets ($):
Paid-in capital		581,367,175
Total distributable earnings (loss)		538,171,273
Net Assets ($)		1,119,538,448

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	266,078,128	853,460,320
Shares Outstanding	7,475,862	26,328,234
Net Asset Value Per Share ($)	35.59	32.42

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $190,729 foreign taxes withheld at source):
Unaffiliated issuers	3,058,648
Affiliated issuers	13,063
Income from securities lending—Note 1(c)	61,580
Total Income	3,133,291
Expenses:
Management fee—Note 3(a)	8,049,678
Distribution fees—Note 3(b)	2,048,884
Professional fees	105,722
Trustees’ fees and expenses—Note 3(c)	84,610
Custodian fees—Note 3(b)	33,923
Loan commitment fees—Note 2	24,721
Prospectus and shareholders’ reports	19,159
Chief Compliance Officer fees—Note 3(b)	14,276
Shareholder servicing costs—Note 3(b)	1,551
Registration fees	55
Miscellaneous	31,238
Total Expenses	10,413,817
Investment (Loss)—Net	(7,280,526)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	82,695,383
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	50,070,915
Net Realized and Unrealized Gain (Loss) on Investments	132,766,298
Net Increase in Net Assets Resulting from Operations	125,485,772

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
Operations ($):
Investment (loss)—net	(7,280,526)	(2,153,677)
Net realized gain (loss) on investments	82,695,383	144,422,804
Net change in unrealized appreciation (depreciation) on investments	50,070,915	266,454,921
Net Increase (Decrease) in Net Assets Resulting from Operations	125,485,772	408,724,048
Distributions ($):
Distributions to shareholders:
Initial Shares	(32,359,709)	(17,108,961)
Service Shares	(111,542,791)	(60,123,345)
Total Distributions	(143,902,500)	(77,232,306)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	38,635,032	25,487,190
Service Shares	69,994,785	50,456,990
Distributions reinvested:
Initial Shares	32,359,709	17,108,961
Service Shares	111,542,791	60,123,345
Cost of shares redeemed:
Initial Shares	(29,954,495)	(34,411,906)
Service Shares	(48,205,685)	(102,412,089)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	174,372,137	16,352,491
Total Increase (Decrease) in Net Assets	155,955,409	347,844,233
Net Assets ($):
Beginning of Period	963,583,039	615,738,806
End of Period	1,119,538,448	963,583,039
Capital Share Transactions (Shares):
Initial Shares
Shares sold	1,082,297	869,993
Shares issued for distributions reinvested	1,048,937	900,946
Shares redeemed	(852,079)	(1,140,904)
Net Increase (Decrease) in Shares Outstanding	1,279,155	630,035
Service Shares
Shares sold	2,177,251	2,098,579
Shares issued for distributions reinvested	3,962,443	3,416,099
Shares redeemed	(1,499,462)	(3,933,228)
Net Increase (Decrease) in Shares Outstanding	4,640,232	1,581,450

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	36.68	25.26	22.56	23.95	17.69
Investment Operations:
Investment income (loss)—net[a]	(.17)	(.03)	.08	.04	(.01)
Net realized and unrealized gain (loss) on investments	4.14	14.68	5.55	(.11)	7.29
Total from Investment Operations	3.97	14.65	5.63	(.07)	7.28
Distributions:
Dividends from investment income—net	-	(.08)	-	-	-
Dividends from net realized gain on investments	(5.06)	(3.15)	(2.93)	(1.32)	(1.02)
Total Distributions	(5.06)	(3.23)	(2.93)	(1.32)	(1.02)
Net asset value, end of period	35.59	36.68	25.26	22.56	23.95
Total Return (%)	12.93	69.92	25.82	(.98)	42.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.79	.79	.82
Ratio of net investment income (loss) to average net assets	(.49)	(.10)	.33	.14	(.05)
Portfolio Turnover Rate	38.70	80.81	77.56	55.34	42.07
Net Assets, end of period ($ x 1,000)	266,078	227,325	140,591	119,470	122,670

a Based on average shares outstanding.

See notes to financial statements.

14

	Year Ended December 31,
Service Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	33.95	23.63	21.31	22.75	16.88
Investment Operations:
Investment income (loss)—net[a]	(.24)	(.09)	.02	(.03)	(.06)
Net realized and unrealized gain (loss) on investments	3.77	13.58	5.23	(.09)	6.95
Total from Investment Operations	3.53	13.49	5.25	(.12)	6.89
Distributions:
Dividends from investment income—net	-	(.02)	-	-	-
Dividends from net realized gain on investments	(5.06)	(3.15)	(2.93)	(1.32)	(1.02)
Total Distributions	(5.06)	(3.17)	(2.93)	(1.32)	(1.02)
Net asset value, end of period	32.42	33.95	23.63	21.31	22.75
Total Return (%)	12.64	69.57	25.51	(1.27)	42.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.04	1.04	1.07
Ratio of net investment income (loss) to average net assets	(.74)	(.34)	.08	(.11)	(.30)
Portfolio Turnover Rate	38.70	80.81	77.56	55.34	42.07
Net Assets, end of period ($ x 1,000)	853,460	736,258	475,148	388,151	365,231

a Based on average shares outstanding.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Technology Growth Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

16

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

17

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

18

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	1,078,819,860	-	-	1,078,819,860
Equity Securities - Private Equity	-	-	5,556,562	5,556,562
Investment Companies	36,209,294	-	-	36,209,294

† See Statement of Investments for additional detailed categorizations, if any.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Private Equity ($)
Balance as of 12/31/2020	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	298,331
Purchases/Issuances	5,258,231
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 12/31/2021†	5,556,562
The amount of total realized gains (losses) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2021	298,331

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of December 31, 2021. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category	Value ($)	Valuation Technologies/ Methodologies	Unobservable Inputs	Range	Weighted Average
Private Equity	5,556,562	Enterprise Value	Enterprise Value Price	207.89-236.77	232.96

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

20

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2021, The Bank

21

NOTES TO FINANCIAL STATEMENTS (continued)

of New York Mellon earned $8,396 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

22

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $82,467,011 and unrealized appreciation $455,704,262.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2021 and December 31, 2020 were as follows: ordinary income $65,968,826 and $791,589, and long-term capital gains $77,933,674 and $76,440,717, respectively.

During the period ended December 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $8,103,831 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment

23

NOTES TO FINANCIAL STATEMENTS (continued)

fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2021, Service shares were charged $2,048,884 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of

24

amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2021, the fund was charged $916 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2021, the fund was charged $33,923 pursuant to the custody agreement.

During the period ended December 31, 2021, the fund was charged $14,276 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $710,560, Distribution Plan fees of $180,773, custodian fees of $6,000, Chief Compliance Officer fees of $3,627 and transfer agency fees of $175.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2021, amounted to $404,889,148 and $405,108,635, respectively.

At December 31, 2021, the cost of investments for federal income tax purposes was $664,881,653; accordingly, accumulated net unrealized appreciation on investments was $455,704,063, consisting of $493,432,252 gross unrealized appreciation and $37,728,189 gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Technology Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Technology Growth Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments and investments in affiliated issuers, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2022

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 99.51% of the ordinary dividends paid during the fiscal year ended December 31, 2021 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the portfolio hereby reports $2.7378 per share as a long-term capital gain distribution and $2.3177 per share as a short-term capital gain distribution paid on March 30, 2021.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 3-4, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of science and technology funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all science and technology funds underlying VIPs (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses of the fund’s Initial shares with those of the same group of funds in the Performance Group (the “Expense Group”) and the fund’s Initial shares and Service shares with a broader group of all

28

science and technology funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for the one-, two- and three-year periods and above the Performance Universe median for the one-, two- and four-year periods and below the medians for all other periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in most of the periods when performance was below median, ranking in the third quartile of the Performance Group and/or Performance Universe in all periods performance was below median except one. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices, and it was noted that the fund’s returns were above the returns of the S&P 500 Index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the total expenses of the fund’s Initial shares were lower than the Expense Group median and Expense Universe median total expenses and the total expenses of the fund’s Service shares were higher than the Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT ADVISORY AGREEMENT (Unaudited) (continued)

the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was generally satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

30

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

31

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Francine J. Bovich (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

J. Charles Cardona (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman of the Distributor (2013–2016)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 35

———————

32

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

Isabel P. Dunst (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (78)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 32

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Roslyn M. Watson (72)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

34

Tamara Belinfanti (46)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (80)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 40

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

36

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

37

For More Information

BNY Mellon Investment Portfolios, Technology Growth Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0175AR1221

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $104,559 in 2020 and $104,559 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $31,456 in 2020 and $21,239 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $9,441 in 2020 and $15,207 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $8,211 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $142 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,264,899 in 2020 and $3,095,435 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

       Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Portfolios

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: February 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: February 7, 2022

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: February 7, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)